UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

ATIF HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38876	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25391 Commercentre Dr., Ste 200, Lake Forest, CA	92630
(Address of Principal Executive Offices)	(Zip Code)

646-828-8710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	ZBAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (the “Amendment”) of ATIF Holdings Limited (the “Company”), originally filed with the United States Securities and Exchange Commission (the “SEC”) on January 23, 2025, is solely for the purpose of clarifying the appointment of Dr. Kamran Khan’s as the Director and Chairman of the Board of Directors of the Company, in addition to his position as the Company’s Chief Executive Officer. Except as expressly stated above, this Form 8-K/A is identical to the Report and does not reflect any events occurring after the date of the Report as filed with the SEC on January 23, 2025, or otherwise modify or update any of the information contained therein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Resignation of Jun Liu

On January 22, 2025, Jun Liu resigned from his position as the Chief Executive Officer, director and Chairman of the board of directors (the “Board”) of ATIF Holdings Limited, (the “Company”), effective immediately. Jun Liu’s resignation is not a result of any disagreement with the Company relating to its operations, policies or practices.

Resignation of Kwong Sang Liu

On January 22, 2025, Kwong Sang Liu resigned from his position as an independent director of the Board of Directors of the Company (the “Board”) and as member of the Nominating and Corporate Governance Committee of the Board, Chairman of the Audit Committee of the Board and member of the Compensation Committee of the Board. Kwong Sang Liu’s resignation is not a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Dr. Kamran Khan

Effective January 22, 2025, the Board appointed Dr. Kamran Khan as the Chief Executive Officer of the Company, director and Chairman of the Board, to fill the vacancy created by the resignation of Jun Liu. Dr. Kamran Khan will receive a monthly salary of $10,000 pursuant to his employment agreement with the Company (the “CEO Employment Agreement”).

Appointment of Zhelun Zhou

Effective January 22, 2025, the Board appointed Zhelun Zhou as an independent director of the Board and as member of the Nominating and Corporate Governance Committee of the Board, Chairman of the Audit Committee of the Board and member of the Compensation Committee of the Board, to fill the vacancy created by the resignation of Kwong Sang Liu. Zhelun Zhou will receive a monthly compensation of $5,000 pursuant to his letter agreement with the Company (the “Director Letter Agreement”).

The biographical information of these two incoming officers and directors (the “Incoming Directors and Officers”) are set forth below.

Dr. Kamran Khan has served as the chief technology officer of Malipo Fintech Co., Ltd. in South Africa from January 2021 until his appointment with the Company. Dr. Khan was also a researcher in AI research in the University of Florida from January 2007 to October 2020. Dr. Khan received a doctorate degree in Computer Science and Technology from the University of Copenhagen, Denmark in 2011, and a Master of Digital Media Technology (Engineering) from the University of Florida.

Zhelun Zhou has served as the assistant controller of the finance department of Green Giant Inc from March 2023 to April 2024. From October 2022 to January 2023, Mr. Zhou served as a financial services office auditor at Ernst & Young Hua Ming LLP Shanghai Branch. Mr. Zhou Meng received a bachelor’s degree in accounting and finance from the University of Birmingham in 2020, and a master’s degree in psychological sciences from the University College London in 2021.

None of the Incoming Directors and Officers have any family relationship with any director or executive officer of the Company and none has been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing descriptions of the CEO Employment Agreement and Director Letter Agreement are general descriptions only, do not purport to be complete, and are qualified in its entirety by reference to the complete texts attached as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by this reference.

Item 8.01 Other Events.

As previously reported, on November 26, 2024, the Company received a deficiency letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing price for the Company’s ordinary shares had been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5500(a)(2). The letter also indicated that the Company had a compliance period of 180 calendar days, or until May 27, 2025 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). The letter further provided that if, at anytime during the Compliance Period, the Company’s common stock closed at $1.00 per ordinary share or more for a minimum of ten consecutive business days, Nasdaq would provide the Company with written confirmation that it had achieved compliance with the minimum bid price requirement.

On January 15, 2025, the Company received a letter from Nasdaq notifying the Company that for the last 10 consecutive business days, from December 30, 2024, to January 14, 2025, the Company’s common stock closed at $1.00 or greater and, therefore, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) and this matter is now closed.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1*	Employment Agreement by and between the Company and Dr. Kamran Khan, dated January 22, 2025
10.2*	Director Letter Agreement by and between the Company and Zhelun Zhou dated January 22, 2025
*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATIF Holdings Limited

	By:	/s/ Dr. Kamran Khan
Dr. Kamran Khan
Chief Executive Officer

Dated: February 12, 2025